SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2003

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)		47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 5. OTHER EVENTS.

     On January 7, 2003, the Company announced its fiscal 2002 fourth quarter and year-end financial results for the fiscal year ended September 30, 2002. This announcement is more fully described in the press release filed as Exhibit 20 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)         Exhibit.

20	Press release dated January 7, 2003 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE:	January 7, 2003	BY:	/S/ Scott K. Sorensen Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	January 7, 2003	BY:	/S/ Gregory N. Miller Gregory N. Miller Vice President — Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

20	Press release dated January 7, 2003 issued by the Company.

4